SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C. 20549



                           FORM 8-K



                        CURRENT REPORT



              Pursuant to Section 13 or 15(d) of
              The Securities Exchange Act of 1934



 Date of Report (Date of earliest event reported):  May 15, 1995




                      IES UTILITIES INC.
    (Exact name of registrant as specified in its charter)





     Iowa                              0-4117-1             42-0331370
(State or other jurisdiction         (Commission         (I.R.S. Employer
 of incorporation)                    File No.)           Identification No.)



    IES Tower, Cedar Rapids, Iowa                               52401
(Address of principal executive offices)                     (Zip Code)



Registrant's  telephone number, including area code:  319-398-4411


Item 5.  Other Events.

      The Iowa Utilities Board (Board) issued its Final Decision and Order (Order) in the Company's electric pricing case on May 12,
1995. The  Company  is  a wholly-owned   utility  subsidiary  of
IES  Industries   Inc. (Industries). The Order requires an annual
reduction in electric revenues of $16.9 million.

       Reference is made to Note 2(a) of the Notes to Consolidated Financial Statements included in the registrant's
Form 10-Q for the quarter ended March 31, 1995.

     The Press Release announcing the results of the Board's Order is attached hereto and incorporated by reference herein.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits

     99  IES Utilities Inc. Press Release dated May 15, 1995.



                          SIGNATURES



      Pursuant to the requirements of the Securities  Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                       IES UTILITIES INC.
                                          (Registrant)




                       By /s/         Blake O. Fisher, Jr.
                                          (Signature)
                                      Blake O. Fisher, Jr.
                               President, Chief Operating Officer
                                   & Chief Financial Officer



Date  May 15, 1995